                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ______________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   February 27, 2007
                                                 -------------------------------
                      Banc of America Funding 2007-2 Trust
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             (Exact Name of Issuing Entity as Specified in Charter)

                       Banc of America Funding Corporation
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                (Exact Name of Depositor as Specified in Charter)

                      Bank of America, National Association
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                 (Exact Name of Sponsor as Specified in Charter)

        New York                    333-130536-17           56-139-0085
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(State or Other Jurisdiction of    (Commission File Number (I.R.S. Employer
Incorporation of Issuing Entity)    of Issuing Entity)     Identification No. of
                                                           Depositor)

214 North Tryon Street, Charlotte, North Carolina                        28255
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(Address of Principal Executive Offices)                              (Zip Code)


Depositor's telephone number, including area code           (704) 386-2400
                                                  ------------------------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
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[ ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 9 - Financial Statements and Exhibits


Item 9.01      (c).     Exhibits

     (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

          5.1  Legality Opinion of Hunton & Williams LLP.

          8.1 Tax Opinion of Hunton & Williams LLP (included as part of Exhibit 5.1).

          23   Consent of Hunton &  Williams  LLP  (included  as part of Exhibit
               5.1).



                            Signature page to follow

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            BANC OF AMERICA FUNDING CORPORATION

                                            By:      /s/ Scott Evans
                                                --------------------------------
                                            Name: Scott Evans

                                            Title:   Senior Vice President



Date:  February 27, 2007
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                       BANC OF AMERICA FUNDING CORPORATION

                                  EXHIBIT INDEX


  Exhibit No.     Exhibit Description                                         Paper (P) or
                                                                              Electronic (E)

  5.1             Legality Opinion of Hunton & Williams LLP.                       E
  8.1             Tax Opinion of Hunton & Williams LLP (included as part of        E
                  Exhibit 5.1).
  23              Consent of Hunton & Williams LLP (included as part of            E
                  Exhibit 5.1).